         UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                        FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
    Date of Report (Date of earliest event reported) August 30, 1999

                         PINNACLE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

     WYOMING                                       84-1414869
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization                   Identification Number

7345 E. Peakview Avenue, Englewood, Colorado               80111
 (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (303) 771-8100

Item 1. Changes in Control of Registrant - None

Item 2. Acquisition or Disposition of Assets.

On August 30, 1999, the Registrant acquired all of the issued and outstanding shares of Plateau Resources (Pty) Ltd, a South African corporation in exchange for 1,500,000 Common Shares of the Registrant. Plateau Resources (Pty) Ltd. is in the business of exploring and developing a platinum/palladium ore body on a 19,000 acre prospect on which it has obtain prospecting rights from the South African
government.   The issuance of the 1,500,000 Common Shares of the
Registrant represents 26% of its issued and outstanding Common Shares but did not represent a change in control of the Registrant.

Item 3. Bankruptcy or Receivership. None.

Item 4. Changes in Registrant's Certifying Accountant. None.

Item 5. Other Events. None

Item 6. Resignation of Registrant's Directors. None

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Report of the independent auditors

To the member of Plateau Resources (Proprietary) Limited

We have audited the financial statements of Plateau Resources
(Proprietary) Limited set out on Pages 4 to 9 for the year ended 30 June 1999. These financial statements are the responsibility of the company's directors. Our responsibility is to express an opinion on these financial statements based on our audit.

Scope

We conducted our audit in accordance with statements of South African Auditing Standards. Those standards require that we plan and perform the audit to obtain reasonable assurance that the financial statements are free of material misstatement. An audit includes:

Examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements,

Assessing the accounting principals used and significant estimates made by management, and

Evaluating the overall financial statement presentation.

We believe that our audit provides a reasonable basis for our opinion.

Audit opinion

In our opinion, the financial statements fairly present, in all material respects, the financial position of the company at 30 June 1999, and the results of its operations and cash flows for the year then ended in accordance with generally accounting practice, and in the manner required by the Companies Act.

Going concern

Without qualifying our opinion, we draw attention to note 4 in the financial statements whereby the shareholder has subordinated its loan in favour of the creditors of the company until such time as the assets of the company fairly valued, exceed its liabilities.

KPMG, Inc.
Registered Accountants and Auditors

Per C Smit
Partner
29 November 1999

Plateau Resources (Proprietary) Limited
Directors' report
For the year ended 30 June 1999
The directors have pleasure in presenting their report for the year ended 30 June 1999.

Business activities and operations

The company's principal business activity is that of obtaining mining rights, mining concessions and mining grants and the mining and marketing of some and all facts thereto.

Reason for the preparation of these financial statements

Plateau Resources (Proprietary) Limited's financial year end is 28 February. The financial statements for the year ended 30 June 1999 have been prepared for the filing of the consolidated financial information of Pinnacle Resources Inc. (the holding company) with the United States Securities Exchange Commission.

Translation to United States Dollars

For reporting purposes, on the instruction of Pinnacle Resources Inc., the financial statements have been prepared in United States Dollars. The functional currency for these financial statements is the South African Rand. The balance sheet was converted at the closing exchange rate, and the income statement and cash flow statement at the average exchange rate for the period. The difference arising on the translation was transferred to a foreign currency translation reserve.

General review of activities
The business and operational actives of the company are being conducted on a satisfactory basis. The results of the company and the state of its affairs for the period under review are set out in the attached financial statements and do not require any further comment.

Share capital

The company's authorised and issued share capital remained unchanged during the period under review.

Directors

The following were directors of the company during the period under review:

GR Gamble (USA)
JWJ Davenport  (UK)
A Strauss  (resigned 7 April 1998)

Address

Business address                      Postal Address
95 Merino Avenue                      P.O. Box 1712
City Deep                             Bedfordview
South Africa                          South Africa
2049                                  2008

Holding company

The company's holding company is Plateau Resources International
Limited, Inc., a company incorporated in the Cayman Islands.

Plateau Resources (Proprietary) Limited

Balance Sheet
At 30 June 1999

                                   Note  30 June        30 June
                                          1999           1998
                                           $              $

Assets

Fixed assets                        5     1017            -
Current assets                           47751          71804

Current account-associated company  7    31807          24228
Account receivable                  6     3229           4162
VAT receivable                            5332             86
Bank and cash                             7383          43328

Total assets                             48768          71804

Equity and liabilities

Share capital                       2      894            894
Accumulated loss                       (161205)        (97992)
Non-distributable reserve           3    21841          19849
Non-current liability
Shareholder's loan                  4   185727          147987
Trade and other payables                  1556            1066
Total equity and liabilities             48768           71804

Plateau Resources (Proprietary) Limited

Income Statement
At 30 June 1999


                                   Note  30 June        30 June
                                          1999           1998
                                           $              $

Net expenditure for the year
Before taxation                          (63258)         (39648)

Taxation                             8       -                -

Net expenditure for the year             (63258)         (39648)
Accumulated expenditure at
  The beginning of the year              (97992)         (58344)
Accumulated expenditure at
   the end of the year                   (161250)        (97992)

Plateau Resources (Proprietary) Limited

Cash flow statement
At 30 June 1999


                                   Note  30 June        30 June
                                          1999           1998
                                           $              $


Cash utilised by exploration
Activities                        9.1    (76364)       (33773)
Interest received                           911           925
Interest paid                                (6)            -
Net cash outflow from
  Exploration activities                 (75459)       (32848)
Cash flows from investing
 Activities                               (1251)           -
Increase in shareholders loan            (42015)       (75036)
Increase in share capital                   -             872

Net (decrease)/increase in
 Bank and cash                           (36695)        43060
Bank and cash at the beginning
 Of the year                              43328           347
Translation adjustment to
 Bank and cash                            (1250)          (79)

Bank and cash at the end
 Of the year                               7383         43328

Plateau Resources (Proprietary) Limited

Notes to the financial statements
At 30 June 1999

1.  Accounting policy

The financial statements are prepared on the historical cost basis, and incorporate the following accounting policy which is consistent with the adopted in the previous year.

1.1  Fixed assets

Depreciation is calculated to write-off the cost of fixed assets on the straight line basis over their expected useful lives.


                                         30 June        30 June
                                          1999           1998
                                           $              $

2.  Share Capital
    Authorised
    4000 ordinary shares of R1 each       894              894

    Issued
    4000 ordinary shares of R1 each       894              894

3.  Non-distributable reserve
    Balance at the beginning
    Of the year                         19849              291
    Movement in foreign
    Currency translation reserve         1992            19558

    Balance at the end
    Of the year                         21841            19849

    Reserve comprises -
    Foreign currency reserve
     Relating to the translation
     To US Dollars                      21841            19849

4.  Shareholder's loan

    this loan is unsecured, interest free and has no fixed repayment terms
                                       185727           147987

The shareholder has subordinated its loan in favour of the creditors of the company until such time as the assets of the company fairly valued, exceed its liabilities.

5.  Fixed assets

    Equipment
    Net book value at the
     Beginning of the year               -                 -

    Acquisitions                       1251                -
    Depreciation                       (234)               -

    Net book value at the
    End of the year                    1017                -

6.  Account receivable

This amount constitutes a loan to the director GR Gamble. The loan is interest free and no terms of repayment have been set. The loan has been set off against the shareholder's loan effective 31 October 1999.

7.  Current account - associated company

This amount constitutes loans to Vanadium and Magnetite Exploration and Development Company South Africa (Proprietary) Limited. The loan is interest free and not terms of repayment have been set. The loan has been set off against the shareholder's loan effective 31 October 1999.

8.  Taxation

The company has estimated unredeemed capital expenditure of $154495 (1998 - $90200) and a computed tax loss of $ nil (1998 $ nil) which may be set off against future taxable income.


                                         30 June        30 June
                                          1999           1998
                                           $              $

9.  Notes to the cash flow statement

9.1  Cash utilised by exploration
     activities

    Expenditure before interest
     And taxation                         (63163)       (40573)
    Adjustments for
     Depreciation                            234             -
     Translation adjustment                 (242)          6374

    Operating expenditure before
    Working capital changes               (64171)       (34199)
    Decrease in account receivable           813             -
    Increase in VAT receivable              (5249)         (86)
    Increase in trade and other
     Payables                                522           512
    Increase in current account
     Associated company                     (8279)           -

                                           (76364)      (33773)

Plateau Resources (Proprietary) Limited

Detailed income statement
At 30 June 1999


                                         30 June        30 June
                                          1999           1998
                                           $              $

Revenue                                   911            8670

Interest received                         911             925
Write off of loan                            -            7745

Expenditure                             64169           48318

Accounting fees                           520             613
Advertising and promotions                (33)             41
Application fees                            -             845
Bank charges                              182             402
Consultation fees                       16510           20652
Courier and postage                        73             218
Depreciation                              234               -
Drafting                                  879            1930
Drilling expenses                       33402               -
Entertainment expenses                    106             947
General (income)/expenses               (1662)           2059
Interest paid                               6               -
Legal fees                                  -            3458
License                                     3               -
Motor vehicle expenses                   4164             730
Printing and stationery                   277            1602
Prospectus fees                             -            1342
Rent                                     5033           12088
Research expenses                        1313               -
Staff welfare                               -               8
Subscriptions                              42               -
Telephone                                 682             967
Travel and accommodation                 2438             416

Net expenditure for the year           (63258)         (39648)

Accumulated expenditure at the
  Beginning of the year                (97992)         (58344)

Accumulated expenditure for the year  (161250)         (97992)


(b) Pro forma financial information.

Pinnacle Resources, Inc.
Unaudited Pro Forma Combined Financial Information

On August 30, 1999 the Company acquired 100 % of the outstanding shares of Plateau Resources, Ltd. (South African Corporation) (Plateau) in exchange for 1,500,000 shares of the Company's common stock valued at $375,000.

The unaudited pro forma combined balance sheet and pro forma combined statement of operations gives affect to the acquisition of the Plateau by Pinnacle as of and for the year ended June 30, 1999. The unaudited combined statement of operations is presented as if the acquisition had occurred on July 1, 1998.

The unaudited pro forma combined financial information should be read in conjunction with the separate audited financial statements and notes thereto of each of the companies included in the pro forma as of and for the year ended June 30, 1999.

These unaudited pro forma combined statements are not necessarily indicative of results of operations had the acquisition occurred on July 1, 1998., nor of the results to be expected in the future.

The following footnotes should be read in understanding pro forma adjustments to the unaudited pro forma consolidated statements:

(a) Adjustment to reflect the $ 375,000 asset purchase and assumption of liabilities of Plateau; $513,515 allocated to goodwill. Pinnacle issued 1,500,000 shares of common stock to Plateau with a fair market value of $.25 per share at the date of closing in exchange for 100% or 4,000 shares of Plateau stock outstanding.

(b) Adjustment to recognize amortization on the goodwill over a 60 month period ($102,703).

(c) Adjustment to revise the weighted average common shares outstanding and basic loss per share for the 1,500,000 shares issued in the acquisition.

The unaudited combined financial statements do not show pro forma benefit for income taxes. The benefit from net operating losses has been offset by the establishing of a valuation allowance equal to the deferred tax asset derived from net operating losses. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery.

Pinnacle Resources,Inc
Proforma Balance Sheet
June 30, 1999

                                             Pinnacle     Plateau                 Proforma
                                             Resources   Resources    Proforma  Consolidated
                                                Inc.      Limited      AJE's      Balances
ASSETS

Current Assets:

Cash                                               $145      $7,383                  $7,528
Note Receivable and Related Accrued Interest     32,286           0                  32,286
 (Less Allowance for Uncollectible Amounts of $48,776)                                    0
Related Party Receivables                             0      31,807                  31,807
Accounts Receivable                                   0       3,229                   3,229
Tax Refund Receivable                                 0       5,332                   5,332
Investment in Subsidiary                        375,000           0    (375,000)          0

Total Current Assets                            407,431      47,751    (375,000)     80,182

Fixed Assets                                          0       1,017           0       1,017

Goodwill                                              0           0     513,515     513,515
Accumulated Amortization                              0           0    (102,703)   (102,703)

Net Goodwill                                          0           0     410,812     410,812

Long-term Portion of Note Receivable
 and Related Accrued Interest                   100,000           0           0     100,000

TOTAL ASSETS                                   $507,431     $48,768     $35,812    $592,011

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES

Current Liabilities

Current Portion Of Note Payable                $100,000          $0                $100,000
Accounts Payable                                 15,800       1,556                  17,356
Accrued Interest                                  6,425           0                   6,425
                                                                                          0
Total Current Liabilities                       122,225       1,556           0     123,781
                                                                                          0
Long-Term Portion Of Note Payable - SH Loans          0     185,727           0     185,727
                                                                                          0
TOTAL LIABILITIES                               122,225     187,283           0     309,508

SHAREHOLDERS' EQUITY

Preferred Stock , $.01 Par Value
 Authorized 2,000,000 Shares; Issued
 And Outstanding -0- Shares                           0           0                       0

Common Stock                                         58         894        (894)         58

Capital Paid In Excess Of
 Par Value Of Common Stock                      526,442           0                 526,442

Non Distributable Reserve                                    21,841     (21,841)          0

Retained Earnings (Deficit) Accumulated During The
 Development Stage                             (141,294)   (161,250)     58,547    (243,997)

TOTAL SHAREHOLDERS' EQUITY                      385,206    (138,515)     35,812     282,503

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $507,431     $48,768     $35,812    $592,011

Pinnacle Resources,Inc
Proforma Statement of Operaitons
June 30, 1999

                                               Pinnacle     Plateau                 Proforma
                                               Resources   Resources    Proforma  Consolidated
                                                  Inc.      Limited      AJE's      Balances
Revenue                                              $0          $0                      $0

Expenses:

Amortization                                          0           0     102,703     102,703
General & Administrative                          7,511       2,106                   9,617
Legal and Accounting                              5,647           0                   5,647
Salaries                                          9,600           0                   9,600
Telephone                                           919           0                     919
Travel                                           24,377           0                  24,377
                                                                                          0
Total                                            48,054       2,106     102,703     152,863

(Loss) Before Other Income                      (48,054)     (2,106)   (102,703)   (152,863)

Other Income (Expense)

Write Down of Notes Receivable and
 Related Accrued Interest                       (48,776)          0                 (48,776)
Interest Income                                  25,638           0                  25,638
Interest (Expense)                               (5,000)          0                  (5,000)

Total                                           (28,138)          0           0     (28,138)

Net (Loss)                                     ($76,192)    ($2,106)  ($102,703)  ($181,001)

Basic (Loss) Per Common Share                    ($0.01)     ($0.53)                 ($0.03)

Weighted Average Common Shares Outstanding    5,278,333       4,000               5,278,333

Exhibits.

Item 8. Change in Fiscal Year. None

                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

Pinnacle Resources, Inc. (Registrant)

By: /s/ Glen R. Gamble, President
        ----------------------------
         Glen R. Gamble
Date: January 3, 2000